Exhibit 10.01

Execution Version

SIXTH AMENDMENT
TO
AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
September 12, 2019
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

SIXTH AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Sixth Amendment”) dated as of September 12, 2019 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has heretofore requested pursuant to Section 2.19 of the Credit Agreement that the Maturity Date be extended by one year from October 29, 2020 to October 29, 2021 (the “Maturity Date Extension”).
D.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Sixth Amendment refer to Sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1    Amendments to Section 1.01. Section 1.01 is hereby amended as follows:

(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreed Currencies” means (a) Dollars and (b) Euros and GBP, provided that each such currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into Dollars and available in the London interbank deposit market.

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurocurrency Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the ratings by Moody’s and/or S&P, respectively, applicable on such date to the Index Debt:

Index Debt Ratings	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Tier 1 Greater than BBB or Baa2	0.225%	1.225%	0.200%
Tier 2 BBB or Baa2	0.350%	1.350%	0.250%
Tier 3 BBB- or Baa3	0.600%	1.600%	0.275%
Tier 4 BB+ or Ba1	0.850%	1.850%	0.350%
Tier 5 BB or Ba2	1.100%	2.100%	0.400%
Tier 6 BB- or Ba3 or lower	1.350%	2.350%	0.450%

For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (after having established such a rating and other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Tier 6; (ii) if both Moody’s and S&P have established a rating for the Index Debt and such ratings established or deemed to have been established by Moody’s and S&P shall fall within different Tiers, then the Applicable Rate shall be based on the higher of the two ratings, unless one of the two ratings is two or more Tiers lower than the other, in which case the Applicable Rate shall be determined by reference to the Tier next below that of the higher of the two ratings and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to Section 5.01 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.
“Calculation Date” shall mean each of the following: (a) the date on which any Borrowing Request is submitted hereunder, (b) the date of each Borrowing, (c) each date of a conversion into or continuation of a Loan pursuant to the terms of this Agreement, (d) the date on which any Letter of Credit is issued, amended, renewed or extended (including, for the avoidance of doubt, the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof), (e) the first Business Day of each calendar month and (f) any additional date as the Administrative Agent may determine at any time when an Event of Default exists.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.17 or Section 10.04. The amount of each Lender’s Commitment as of the Sixth Amendment Effective Date is set forth on Schedule 2.01, or thereafter in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Sixth Amendment Effective Date is $1,200,000,000.
“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in another Agreed Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Agreed Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Thomson Reuters Corp., Refinitiv, or any successor thereto (“Reuters”) source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with such Agreed Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its reasonable discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion.
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the applicable Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Screen Rate” means, with respect to (a) any LIBOR Borrowing in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (the “LIBOR Screen Rate”) as of the Specified Time on the Quotation Day for such Interest Period; and (b) any EURIBOR Borrowing and for any applicable Interest Period, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as of the Specified Time on the Quotation Day for such Interest Period, and if such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower; provided, that, if a LIBOR Screen Rate or a EURIBOR Screen Rate, as applicable, shall not be available at the applicable time for the applicable Interest Period (the “Impacted Interest Period”), then the Screen Rate for such currency and Interest Period shall be the Interpolated Rate, subject to Section 2.12; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(b)The following definitions are hereby added to Section 1.01 in their appropriate alphabetical order:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated 5-Year Revolving Credit Agreement dated as of September 12, 2019 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.
“Sixth Amendment Effective Date” has the meaning given such term in the Sixth Amendment.
(c)The definition of “Exchange Rate” is hereby deleted.

(d)The definition of “Maturity Date” is hereby amended by replacing the reference to “Section 2.19” with “Section 2.19 or Section 10.20”.

2.2    Amendment to Article I. Article I is hereby amended by adding new Sections 1.05, 1.06 and 1.07 to read as follows:

Section 1.05    Interest Rates; LIBOR Notification. The interest rate on LIBOR Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.12(b) of this Agreement, such Section 2.12(b) provides that LIBOR Loans will bear interest at an alternative rate of interest as more particularly described therein. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.
Section 1.06    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.
Section 1.07    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
2.3    Amendment to Section 2.10(d). Section 2.10(d) is hereby amended by deleting the phrase “using the Exchange Rate”.

2.4    Amendment to Section 2.20. Section 2.20 is hereby amended and restated in its entirety to read as follows:

Section 2.20    Dollar Equivalent Determinations. Not later than 5:00 p.m. (New York time) on each date on which the Dollar Equivalent of any amount in Euros or GBP is required to be determined hereunder (other than pursuant to Section 2.21 or except as otherwise expressly provided for herein), the Administrative Agent shall determine the Dollar Equivalent of such amount. Without limitation of the foregoing, the Administrative Agent shall determine the Dollar Equivalent of all outstanding Borrowings and LC Exposure on (i) each Calculation Date and (ii) any Extension Effective Date. Promptly after the determination of the Dollar Equivalent of any amount in Euros or GBP pursuant to this Section 2.20, the Administrative Agent shall promptly notify the Borrower, the Issuing Banks and the Lenders of the results thereof. All determinations by the Administrative Agent of the Dollar Equivalent of any amount shall be deemed to be conclusive absent manifest error.
2.5    Amendment to Section 2.22. The second-to-last paragraph of Section 2.22 is hereby amended by replacing the phrase “Bankruptcy Event” with the phrase “Bankruptcy Event or Bail-In Action”.

2.6    Amendment to Section 3.11. Section 3.11 is hereby amended by adding the following sentence at the end thereof: “As of the Sixth Amendment Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Sixth Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects.”.

2.7    Amendment to Article III. Article III is hereby amended by adding a new Section 3.15 at the end thereof to read as follows:

Section 3.15    Plan Assets; Prohibited Transactions. None of the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.
2.8    Amendment to Section 5.01(f). Section 5.01(f) is hereby amended and restated in its entirety to read as follows:

(f)    promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower, the MLP or any of their subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request, including information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.

2.9    Amendment to Article X. Article X is hereby amended by adding a new Section 10.20 and a new Section 10.21 to read as follows:

Section 10.20.    Additional Extending Lenders. At any time from and after the Sixth Amendment Effective Date, each Lender not identified as an “Extending Lender” on Schedule 2.01 may agree, in its sole discretion, to extend the Maturity Date applicable to such Lender to October 29, 2021, in each case with the consent of the Administrative Agent and the Borrower, pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Borrower (which documentation shall specify the effective date thereof). Each such Lender which agrees to extend the Maturity Date pursuant to this Section 10.20 shall be deemed to be a “Consenting Lender” for all purposes of this Agreement and of the other Loan Documents, and such Lender shall have all the rights and obligations of a Consenting Lender hereunder and under the other Loan Documents, in each case as of the effectiveness of such documentation (for the avoidance of doubt, other than the right to receive the fee paid to “Extending Lenders” pursuant to Section 5.2 of the Sixth Amendment).
Section 10.21.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
2.10    Amendment to Schedules. Schedule 2.01 is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01.

Section 3.Extension of Maturity Date. Pursuant to Section 2.19 of the Credit Agreement, effective as of the Sixth Amendment Effective Date, the Maturity Date applicable to each Lender identified as an “Extending Lender” on Schedule 2.01 attached to this Sixth Amendment (each of which, for the avoidance of doubt, constitutes a Consenting Lender pursuant to Section 2.19 of the Credit Agreement) shall be October 29, 2021.

Section 4.Assignment of Certain Commitments. Effective as of the Sixth Amendment Effective Date immediately after giving effect to the amendments to the Credit Agreement set forth in Section 2 above, and for an agreed consideration, DNB Capital LLC (the “Assignor”) hereby irrevocably sells and assigns to each of BMO Harris Bank N.A., Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia, MUFG Bank, Ltd. and Frost Bank (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions set forth in Annex 1 attached to Exhibit A of the Credit Agreement (the “Standard Terms and Conditions”) (which are hereby agreed to and incorporated herein by reference and made a part of this assignment and assumption as if set forth herein in full, and with the Assignor and each Assignee making the representations and warranties therein) and the Credit Agreement, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified in the grid below opposite the name of such Assignee of all of such outstanding rights and obligations of the Assignor under the Credit Agreement (including any Letters of Credit and guarantees included in the Loan Documents) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).

Assignor	Assignee	Aggregate Amount of Commitments for all Lenders	Amount of Commitments Assigned	Percentage Assigned of Commitments for all Lenders
DNB Capital LLC	BMO Harris Bank N.A.	$1,200,000,000.00	$9,600,000.00	0.800000000%
DNB Capital LLC	Sumitomo Mitsui Banking Corporation	$1,200,000,000.00	$9,600,000.00	0.800000000%
DNB Capital LLC	The Bank of Nova Scotia	$1,200,000,000.00	$9,600,000.00	0.800000000%
DNB Capital LLC	MUFG Bank, Ltd.	$1,200,000,000.00	$9,600,000.00	0.800000000%
DNB Capital LLC	Frost Bank	$1,200,000,000.00	$2,857,142.86	0.238095238%

Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this assignment and assumption, without representation or warranty by the Assignor. Each Issuing Bank hereby consents and agrees to the assignment set forth in this Section 4. Notwithstanding Section 10.04(b)(ii)(C), neither the Assignor nor any Assignee shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with this Section 4. For the avoidance of doubt, and notwithstanding anything to the contrary set forth herein, Schedule 2.01 attached to this Sixth Amendment sets forth the Commitment of each Lender after giving effect to the assignment set forth in this Section 4.

Section 5.    Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Sixth Amendment Effective Date”):

5.1    The Administrative Agent shall have received from the Required Lenders (including the Assignor and each Assignee), the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.

5.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Sixth Amendment on or prior to the Sixth Amendment Effective Date, including (i) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement and (ii) an extension fee payable to the Administrative Agent, for the account of each Lender that has agreed to extend the Maturity Date applicable such Lender pursuant to Section 3 of this Sixth Amendment, in an amount equal to the product of 0.125% multiplied by such Lender’s Commitment (as such term is amended by Section 2.1(a) of this Sixth Amendment and, for the avoidance of doubt, giving effect to Section 4 of this Sixth Amendment) on the Sixth Amendment Effective Date.

5.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Maturity Date Extension and (ii) certifying that, (A) before and after giving effect to the Maturity Date Extension, the representations and warranties contained in Article III of the Credit Agreement made by the Borrower are true and correct on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (B) before and after giving effect to the Maturity Date Extension, no Default exists or will exist as of Sixth Amendment Effective Date, and (C) since December 31, 2013, no event, development or circumstance that has had a Material Adverse Effect has occurred.

5.4    (a) The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Sixth Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification at least five days prior to the Sixth Amendment Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this Sixth Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).

5.5    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective (and the Sixth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 10.02, which must occur prior to 1:00 p.m., New York City time, on October 25, 2019 (and, in the event such conditions are not so satisfied or waived prior to such time, the Administrative Agent shall no longer be authorized to declare this Sixth Amendment to be effective (and the Sixth Amendment Effective Date shall not occur)). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.

6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

6.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

6.3    Loan Document. This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

6.5    NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6    GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.
By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.
By:	Riverwalk Logistics, L.P. its General Partner
By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.
By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Travis Watson
Name:	Travis Watson
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ EAS
Name:	Edward Sacks
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Scherling
Name:	Daniel Scherling
Title:	Assistant Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Brian Guffin
Name:	Brian Guffin
Title:	Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Kelton Glasscock
Name:	Kelton Glasscock
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	First Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Executive Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ Luke Healy
Name:	Luke Healy
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH, as a Lender

By:	/s/ Terry Y. G. Ju
Name:	Terry Y. G. Ju
Title:	Senior Vice President & General Manager

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SCHEDULE 2.01
Commitments

LENDER	COMMITMENT	Extending Lender?
JPMorgan Chase Bank, N.A.	$71,314,285.71	Yes
Mizuho Bank, Ltd.	$71,314,285.71	Yes
PNC Bank, National Association	$71,314,285.71	Yes
SunTrust Bank	$71,314,285.71	Yes
Wells Fargo Bank, National Association	$71,314,285.71	Yes
BMO Harris Bank N.A.	$71,314,285.71	Yes
MUFG Bank, Ltd.	$71,314,285.71	Yes
Sumitomo Mitsui Banking Corporation	$71,314,285.71	Yes
The Bank of Nova Scotia	$71,314,285.71	Yes
Bank of America, N.A.	$61,714,285.71	Yes
Barclays Bank PLC	$61,714,285.71	Yes
BBVA USA	$61,714,285.71	Yes
Citibank, N.A.	$61,714,285.71	Yes
Royal Bank of Canada	$61,714,285.71	Yes
The Toronto-Dominion Bank, New York Branch	$61,714,285.71	Yes
U.S. Bank National Association	$61,714,285.71	Yes
Branch Banking and Trust Company	$34,285,714.29	Yes
Comerica Bank	$34,285,714.29	Yes
DNB Capital LLC	$20,457,142.86	No
Frost Bank	$20,000,000.00	Yes
First Commercial Bank New York Branch	$17,142,857.14	Yes
TOTAL:	$1,200,000,000.00